Exhibit 32.1

                    CERTIFICATION PURSUANT TO SECTION 906
                      OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Executive Officer of Jeffersonville Bancorp (the "Company"), hereby certifies that to his knowledge on the date hereof:

(a) The quarterly report on Form 10-Q of the Company for the period ended March 31, 2005 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                        /s/ Raymond Walter
                                        -------------------------------------
                                        Raymond Walter
                                        President and Chief Executive Officer
                                        May 13, 2005


A signed original of this written statement required by Section 906 has been provided to Jeffersonville Bancorp and will be retained by Jeffersonville Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.